Share-based payments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Share-based payments
23. Share-based payments

Charges for share-based incentive plans were as follows:

Continuing operations	2019 £m	2018 1 £m	2017 1 £m
Share-based payments	66.0	78.3	98.3

Note
1	Prior year figures have been re-presented in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations, as described in the accounting policies.

Share-based payments comprise charges for stock options and restricted stock awards to employees of the Group.

As of 31 December 2019, there was £140.7 million (2018: £146.0 million) of total unrecognised compensation cost related to the Group’s restricted stock plans. That cost is expected to be recognised over an average period of one to two years.

Further information on stock options is provided in note 28.

Restricted stock plans
The Group operates a number of equity-settled share incentive schemes, in most cases satisfied by the delivery of stock from one of the Group’s ESOP Trusts. The most significant current schemes are as follows:

Executive Performance Share Plan (EPSP)
This scheme is intended to reward and incentivise the most senior executives of the Group. The performance period is five complete financial years, commencing with the financial year in which the award is granted. The vest date will usually be in the March following the end of the five-year performance period. Vesting is conditional on continued employment throughout the vesting period.

The 2019 EPSP awards are subject to a relative Total Shareholder Return (“TSR”) performance condition, with a Return on Invested Capital (“ROIC”) underpin. TSR performance will be compared to companies representing the most relevant, listed global competitors, with performance below median resulting in zero vesting. Performance between median and upper decile provides for a vesting opportunity of between 15% and 100%. The awards will vest subject to a ROIC underpin of an average of 7.5% over the performance period. The Compensation Committee has an overriding discretion to determine the extent to which the award will vest.

For EPSP awards granted between 2013 and 2018 there are three performance criteria, each constituting one-third
of the vesting value, and each measured over this five-year period:
(i) TSR against a comparator group of companies. Threshold performance (equating to ranking in the 50th percentile of the comparator group) will result in 20% vesting of the part of the award dependent on TSR. The maximum vest of 100% will arise if performance ranks in the 90th percentile, with a sliding scale of vesting for performance between threshold and maximum.
(ii) Headline diluted earnings per share. Threshold performance (7% compound annual growth) will again result in a 20% vest. Maximum performance of 14% compound annual growth will give rise to a 100% vest, with a sliding vesting scale for performance between threshold and maximum.
(iii) Return on equity (ROE). Average annual ROE defined as headline diluted EPS divided by the balance sheet value per share of shareholders’ equity. Threshold performance ranges between 10–14% average annual ROE and maximum performance ranges between 14–18%, with a sliding scale in between. Threshold again gives rise to a 20% vest, 100% for maximum, with a sliding scale in between.

Performance Share Awards (PSA)
Conditional stock awards made under the PSA are dependent upon annual performance targets, typically based on one or more of: operating profit, profit before taxation and operating margin. Grants are made in the year following the year of performance measurement, and vest two years after grant date provided the individual concerned is continually employed by the Group throughout this time.

Leaders, Partners and High Potential Group
This scheme makes annual conditional stock awards to approximately 1,500 key executives of the Group. Vesting is conditional on continued employment over the three-year vesting period.

Valuation methodology
For all of these schemes, the valuation methodology is based upon fair value on grant date, which is determined by the market price on that date or the application of a Black-Scholes model, depending upon the characteristics of the scheme concerned. The assumptions underlying the Black-Scholes model are detailed in note 28, including details of assumed dividend yields. Market price on any given day is obtained from external, publicly available sources.

Market/non-market
conditions
Most share-based plans are subject to
non-market
performance conditions, such as margin or growth targets, as well as continued employment. EPSP is subject to a number of performance conditions, including TSR, a market-based condition.

For schemes without market-based performance conditions, the valuation methodology above is applied and, at each year-end,
the relevant accrual for each grant is revised, if appropriate, to take account of any changes in estimate of the likely number of shares expected to vest.

For schemes with market-based performance conditions, the probability of satisfying these conditions is assessed at grant date through a statistical model (such as the Monte Carlo
m
odel) and applied to the fair value. This initial valuation remains fixed throughout the life of the relevant plan, irrespective of the actual outcome in terms of performance. Where a lapse occurs due to cessation of employment, the cumulative charge taken to date is reversed.

Movement on ordinary shares granted for significant restricted stock plans:

	Non-vested 1 January 2019 number m	Granted number m	Lapsed number m	Vested number m	Non-vested 31 December 2019 number m
Executive Performance Share Plan (EPSP)	6.7	4.2	(1.3)	(0.8)	8.8
Performance Share Awards (PSA)	2.3	1.7	(0.4)	(1.0)	2.6
Leaders, Partners and High Potential Group	9.1	4.1	(1.9)	(2.0)	9.3

Weighted average fair value (pence per share):
Executive Performance Share Plan (EPSP)	1,363p	989p	1,334p	1,265p	1,198p
Performance Share Awards (PSA)	1,437p	926p	1,210p	1,572p	1,081p
Leaders, Partners and High Potential Group	1,154p	909p	1,076p	1,551p	974p

The total fair value of shares vested for all the Group’s restricted stock plans during the year ended 31 December 2019 was £90.8 million (2018: £107.2 million, 2017: £114.8 million).